Exhibit 32.1

                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATION
                  --------------------------------------------


In connection with this annual report on Form 10-K of Material Technologies, Inc., (the "Company") for the period ended December 31, 2003, I, Robert Bernstein, Chief Executive Officer and Chief Financial Officer, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. This Form 10-K for the period ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Form 10-K for the period ended December 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  April 14, 2004                     By:  /s/ Robert Bernstein
                                               ---------------------------------
                                               Robert Bernstein
                                               Chief Executive Officer and Chief
                                               Financial Officer